[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R)                                    Boston, MA 02116-3741
Investment Management(SM)
                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
DIRECTOR OF EQUITY RESEARCH
Kevin R. Parke*                                     For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 18.85% (including the reinvestment of any distributions). This compares to a return of 17.71% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Series' favorable performance relative to the S&P 500 over the past six months can be attributed to our relative overweightings in the technology sector, in which our stocks have rebounded very nicely from a tumultuous fourth quarter in 1997, and in the retailing and business services sectors, in which our analysts continue to find exceptional performers. The Series is also overweighted in financial services, which our analysts continue to see as an attractive sector, and in transportation, in which we have focused on the industry leaders.

During the first and second quarters of 1998 sector weightings in the portfolio have not shifted a great deal, as our analysts have maintained their positions in stocks they feel can be long-term achievers. The only significant changes have come in the consumer staples and energy sectors. Regarding consumer staples, we have decreased our position by more than 4% by selling Coca-Cola and Philip Morris stock. Our food and beverage analyst was concerned that Coca-Cola's significant Asian exposure could have negative volume and currency implications for the company, and that the demise of the congressional tobacco settlement would create further legislative uncertainty and difficulties for Philip Morris.

In the energy sector, we have increased the portfolio's weighting by over 3%, as our analysts have noticed a compelling trend in oil-sensitive stocks. As Asian economies fell in the latter part of 1997, a supply and demand "disconnect" was created because these Asian countries comprise a key component of global demand. Oil prices plummeted, and oil-sensitive stocks began to underperform the market. However, our analysts have since picked up on various signals that this "disconnect" should begin to correct and that oil companies should benefit from an improvement in oil prices spurred by reduced production. As a result, we have invested in blue-chip oil companies such as Chevron, Texaco, and British Petroleum. The risk/reward trade-offs for these companies have become very attractive recently, and all methods of valuation appear favorable relative to the market.

Over the past six months our analysts have increased the portfolio's weighting in health care. Within this sector, the portfolio is overweighted in medical services and managed care companies such as United Healthcare, HBO & Co., and Tenet Healthcare, as well as in pharmaceutical companies. In the managed care industry, our analysts believe that after years of poor pricing the cycle has finally turned and should translate into substantial margin expansion for these companies over the next two to three years. Our pharmaceutical analyst continues to look for companies that are focused on new product development, such as Bristol-Myers Squibb and American Home Products. Both companies continue to generate new products and have quite strong growth rates. All of these health care companies performed very well over the first six months of 1998 and contributed to the Series' performance.

The portfolio also remains significantly overweighted in the technology sector. The concentration in this sector has shifted toward companies that participate in the high-end product market, in which demand has remained strong and in which we have found strong growth opportunities. The Series has trimmed positions in technology stocks that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft continues to be the top holding in the portfolio and has performed exceptionally well over the first two quarters of 1998, during which the company introduced new products and posted strong earnings. Compuware, BMC Software, and Cisco Systems are substantial holdings and strong performers.

The Series remains overweighted in retailing, a sector in which companies such as Rite Aid, Home Depot, and Safeway have enhanced returns, and in the financial services sector, in which companies continue to benefit from cost-cutting, consolidation, and low inflation. Conversely, the Series remains underweighted in utilities and communications relative to the S&P 500 because our analysts believe that deregulation will decelerate the earnings of the large players in this industry as competition increases. We are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

The Series will continue to seek fundamentally strong companies to add in the year ahead. The portfolio continues to be based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of companies' earnings outlooks. These companies typically demonstrate dominant or growing market share, quality products, superior management teams, and strong financial statements. Portfolio sector and industry weightings are a fallout of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape.

Respectfully,

/s/ Kevin R. Parke

Kevin R. Parke
Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Equity Research and are only through the end of the period of the report as stated on the cover. The Director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:              Seeks long-term growth of capital and future income.

Commencement of
investment operations:  July 26, 1995

Size:                   $436.6 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                6 Months          1 Year      10 Years/Life*
----------------------------------------------------------------------------
Cumulative Total Return          +18.85%         +25.78%            +93.43%
----------------------------------------------------------------------------
Average Annual Total Return          --          +25.78%            +25.24%
----------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, July 26, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

STOCKS - 94.4%

-----------------------------------------------------------------------------------------
Issuer                                                            Shares            Value
-----------------------------------------------------------------------------------------
U.S. Stocks - 87.0%
  Aerospace - 2.6%
    Lockheed-Martin Corp.                                         33,400     $  3,536,225
    United Technologies Corp.                                     86,500        8,001,250
                                                                             ------------
                                                                             $ 11,537,475
-----------------------------------------------------------------------------------------
  Airlines - 0.6%
    AMR Corp.*                                                    17,700     $  1,473,525
    US Airways Group, Inc.*                                       17,100        1,355,175
                                                                             ------------
                                                                             $  2,828,700
-----------------------------------------------------------------------------------------
  Automotive - 0.1%
    Ford Motor Co.                                                 5,300     $    312,700
-----------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.2%
    BankBoston Corp.                                              51,480     $  2,863,575
    Chase Manhattan Corp.                                         77,064        5,818,332
    Comerica, Inc.                                                61,450        4,071,062
    Fleet Financial Group, Inc.                                   50,700        4,233,450
    National City Corp.                                           49,600        3,521,600
    PNC Bank Corp.                                                43,400        2,335,463
                                                                             ------------
                                                                             $ 22,843,482
-----------------------------------------------------------------------------------------
  Building - 0.6%
    American Standard Cos., Inc.*                                 60,200     $  2,690,188
-----------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Sun Microsystems, Inc.*                                      103,500     $  4,495,781
    Xerox Corp.                                                   17,000        1,727,625
                                                                             ------------
                                                                             $  6,223,406
-----------------------------------------------------------------------------------------
  Business Services - 0.5%
    AccuStaff, Inc.*                                              63,700     $  1,990,625
-----------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Air Products & Chemicals, Inc.                                75,200     $  3,008,000
    Cambrex Corp.                                                 33,400          876,750
    Cytec Industries, Inc.*                                       54,000        2,389,500
    DuPont (E.I.) de Nemours & Co., Inc.                          13,900        1,037,287
    Sigma-Aldrich Corp.                                           64,400        2,262,050
                                                                             ------------
                                                                             $  9,573,587
-----------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    EMC Corp.*                                                    51,300     $  2,298,881
-----------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.9%
    Electronic Arts, Inc.*                                        61,000     $  3,294,000
    Microsoft Corp.*                                             167,400       18,141,975
                                                                             ------------
                                                                             $ 21,435,975
-----------------------------------------------------------------------------------------
  Computer Software - Systems - 6.0%
    Adobe Systems, Inc.                                           28,100     $  1,192,494
    BMC Software, Inc.*                                          122,500        6,362,344
    Cadence Design Systems, Inc.*                                138,850        4,339,062
    Computer Associates International, Inc.                       76,125        4,229,695
    Compuware Corp.*                                              70,700        3,614,538
    Oracle Corp.*                                                186,600        4,583,362
    Synopsys, Inc.*                                               40,800        1,866,600
                                                                             ------------
                                                                             $ 26,188,095
-----------------------------------------------------------------------------------------
  Consumer Goods and Services - 10.4%
    Black & Decker Corp.                                          54,900     $  3,348,900
    Clorox Co.                                                    32,100        3,061,538
    Colgate-Palmolive Co.                                         76,400        6,723,200
    Dial Corp.                                                    65,900        1,709,281
    Gillette Co.                                                 112,200        6,360,337
    Kimberly-Clark Corp.                                         110,100        5,050,837
    Procter & Gamble Co.                                          53,800        4,899,163
    Revlon, Inc., "A"*                                            44,900        2,306,738
    Tyco International Ltd.                                      186,274       11,735,262
                                                                             ------------
                                                                             $ 45,195,256
-----------------------------------------------------------------------------------------
  Containers - 0.7%
    Stone Container Corp.*                                       192,500     $  3,007,813
-----------------------------------------------------------------------------------------
  Electrical Equipment - 1.6%
    Cooper Industries, Inc.                                       10,600     $    582,337
    General Electric Co.                                          68,000        6,188,000
                                                                             ------------
                                                                             $  6,770,337
-----------------------------------------------------------------------------------------
  Electronics - 0.8%
    Analog Devices, Inc.*                                         51,766     $  1,271,502
    Teradyne, Inc.*                                               85,600        2,289,800
                                                                             ------------
                                                                             $  3,561,302
-----------------------------------------------------------------------------------------
  Entertainment - 1.0%
    CBS Corp.                                                     80,100     $  2,543,175
    Jacor Communications, Inc.*                                   32,200        1,899,800
                                                                             ------------
                                                                             $  4,442,975
-----------------------------------------------------------------------------------------
  Financial Institutions - 4.4%
    Associates First Capital Corp., "A"                           28,646     $  2,202,161
    CIT Group, Inc., "A"                                          21,500          806,250
    Federal National Mortgage Assn.                               62,100        3,772,575
    First Union Corp.                                             78,556        4,575,887
    Green Tree Financial Corp.                                     7,300          312,531
    Merrill Lynch & Co., Inc.                                     16,900        1,559,025
    Morgan Stanley Dean Witter & Co.                              44,800        4,093,600
    Union Planters Corp.                                          32,217        1,894,763
                                                                             ------------
                                                                             $ 19,216,792
-----------------------------------------------------------------------------------------
  Food and Beverage Products - 1.6%
    Archer-Daniels-Midland Co.                                   105,400     $  2,042,125
    Corn Products International, Inc.*                            59,600        2,018,950
    McCormick & Co., Inc.                                         73,600        2,628,900
    Nabisco Holdings Corp., "A"                                   13,800          497,662
                                                                             ------------
                                                                             $  7,187,637
-----------------------------------------------------------------------------------------
  Insurance - 8.1%
    Ace Ltd.                                                      52,500     $  2,047,500
    Allstate Corp.                                                31,600        2,893,375
    Chubb Corp.                                                   36,800        2,957,800
    CIGNA Corp.                                                   47,100        3,249,900
    Conseco, Inc.                                                148,700        6,951,725
    FPIC Insurance Group, Inc.*                                   11,300          379,963
    Hartford Financial Services Group, Inc.                       34,300        3,923,062
    Life Re Corp.                                                 11,400          944,775
    Lincoln National Corp.                                        58,200        5,318,025
    Mid Ocean Ltd.                                                   800           62,800
    Nationwide Financial Services, Inc., "A"                      27,500        1,402,500
    Reliastar Financial Corp.                                     63,514        3,048,672
    Travelers Group, Inc.                                         35,400        2,146,125
                                                                             ------------
                                                                             $ 35,326,222
-----------------------------------------------------------------------------------------
  Machinery - 0.6%
    Eaton Corp.                                                   11,300     $    878,575
    Lear Corp.*                                                   29,500        1,513,719
                                                                             ------------
                                                                             $  2,392,294
-----------------------------------------------------------------------------------------
  Medical and Health Products - 5.1%
    American Home Products Corp.                                 134,100     $  6,939,675
    Boston Scientific Corp.*                                      40,600        2,907,975
    Bristol-Myers Squibb Co.                                     109,100       12,539,681
                                                                             ------------
                                                                             $ 22,387,331
-----------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.8%
    Cardinal Health, Inc.                                         24,600     $  2,306,250
    Columbia/HCA Healthcare Corp.                                126,200        3,675,575
    HBO & Co.                                                    201,800        7,113,450
    HealthSouth Corp.*                                           157,676        4,207,978
    United Healthcare Corp.                                      129,400        8,216,900
                                                                             ------------
                                                                             $ 25,520,153
-----------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Minerals Technologies, Inc.                                   30,600     $  1,556,775
-----------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Cooper Cameron Corp.*                                         32,000     $  1,632,000
    Diamond Offshore Drilling, Inc.                               43,500        1,740,000
    EVI Weatherford, Inc.*                                        58,030        2,154,364
                                                                             ------------
                                                                             $  5,526,364
-----------------------------------------------------------------------------------------
  Oils - 3.8%
    Chevron Corp.                                                 34,700     $  2,882,269
    Mobil Corp.                                                   27,400        2,099,525
    Texaco, Inc.                                                 109,600        6,541,750
    USX-Marathon Group                                           149,300        5,122,856
                                                                             ------------
                                                                             $ 16,646,400
-----------------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Browning Ferris Industries, Inc.                              65,600     $  2,279,600
    Waste Management, Inc.                                        19,300          675,500
                                                                             ------------
                                                                             $  2,955,100
-----------------------------------------------------------------------------------------
  Railroads - 0.5%
    Wisconsin Central Transportation Corp.*                       90,100     $  1,970,938
-----------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.9%
    Cendant Corp.*                                               156,800     $  3,273,200
    CKE Restaurants, Inc.                                         47,600        1,963,500
    McDonalds Corp.                                               35,600        2,456,400
    Promus Hotel Corp.*                                           17,547          675,559
                                                                             ------------
                                                                             $  8,368,659
-----------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Newport News Shipbuilding, Inc.                               36,300     $    971,025
-----------------------------------------------------------------------------------------
  Stores - 5.0%
    CVS Corp.                                                    108,800     $  4,236,400
    Home Depot, Inc.                                              59,500        4,942,219
    Nordstrom, Inc.                                               38,200        2,950,950
    Office Depot, Inc.*                                           76,400        2,411,375
    Rite Aid Corp.                                               190,100        7,140,631
                                                                             ------------
                                                                             $ 21,681,575
-----------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Meyer (Fred), Inc.*                                           58,200     $  2,473,500
    Safeway, Inc.*                                               144,400        5,875,275
                                                                             ------------
                                                                             $  8,348,775
-----------------------------------------------------------------------------------------
  Telecommunications - 5.2%
    Aspect Telecommunications Corp.*                             119,500     $  3,271,313
    Cisco Systems, Inc.*                                          67,350        6,200,409
    Intermedia Communications, Inc.*                              48,800        2,046,550
    MCI Communications Corp.                                      44,100        2,563,313
    Sprint Corp.                                                  43,500        3,066,750
    WorldCom, Inc.*                                              113,210        5,483,609
                                                                             ------------
                                                                             $ 22,631,944
-----------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Co., Inc.*                                          69,100     $  2,077,319
-----------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Gas System, Inc.                                     17,900     $    995,688
    KN Energy, Inc.                                               55,600        3,012,825
                                                                             ------------
                                                                             $  4,008,513
-----------------------------------------------------------------------------------------
Total U.S. Stocks                                                            $379,674,613
-----------------------------------------------------------------------------------------
Foreign Stocks - 7.4%
  Bermuda - 0.2%
    Exel Ltd., (Insurance)                                        13,200     $  1,027,125
-----------------------------------------------------------------------------------------
  Brazil - 0.2%
    Companhia Cervejaria Brahma, ADR (Beverages)                  65,400     $    817,500
-----------------------------------------------------------------------------------------
  France - 1.4%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)          143,800     $  5,850,862
-----------------------------------------------------------------------------------------
  Germany - 0.2%
    Henkel KGaA (Chemicals)                                        9,900     $    978,217
-----------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Hutchison Whampoa Ltd. (Conglomerate)                        301,000     $  1,589,221
-----------------------------------------------------------------------------------------
  Japan - 0.8%
    Canon, Inc. (Office Equipment)                                   100         $  2,280
    Sony Corp. (Electronics)                                      40,800        3,528,696
                                                                             ------------
                                                                             $  3,530,976
-----------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Akzo Nobel N.V. (Chemicals)                                    6,600     $  1,465,514
    ING Groep N.V. (Financial Services)*                          72,845        4,764,525
                                                                             ------------
                                                                             $  6,230,039
-----------------------------------------------------------------------------------------
  Sweden - 1.0%
    Skandia Forsakrings AB (Insurance)                           317,000     $  4,525,736
-----------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    British Petroleum PLC, ADR (Oils)                             78,619     $  6,938,127
    Jarvis Hotels PLC (Restaurants and Lodging)+                 375,800        1,078,156
                                                                             ------------
                                                                             $  8,016,283
-----------------------------------------------------------------------------------------
Total Foreign Stocks                                                         $ 32,565,959
-----------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $344,967,587)                                 $412,240,572
-----------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 4.8%
-----------------------------------------------------------------------------------------
                                                       Principal Amount
                                                          (000 Omitted)
-----------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/98                          $10,260     $ 10,260,000
    Federal National Mortgage Assn., due 7/07/98                  10,400       10,390,363
-----------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                              $ 20,650,363
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $365,617,950)                            $432,890,935

OTHER ASSETS, LESS LIABILITIES - 0.8%                                           3,684,552
-----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $436,575,487
-----------------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
June 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $365,617,950)        $ 432,890,935
  Cash                                                                14,318
  Receivable for Series shares sold                                2,968,981
  Receivable for investments sold                                  1,944,702
  Interest and dividends receivable                                  354,886
  Deferred organization expenses                                       3,809
  Other assets                                                         1,873
                                                               -------------
      Total assets                                             $ 438,179,504
                                                               -------------
Liabilities:
  Payable for Series shares reacquired                         $     192,197
  Payable for investments purchased                                1,333,145
  Payable to affiliates -
      Management fee                                                  26,637
      Administrative fee                                                 533
      Shareholder servicing agent fee                                  1,243
  Accrued expenses and other liabilities                              50,262
                                                               -------------
      Total liabilities                                        $   1,604,017
                                                               -------------
Net assets                                                     $ 436,575,487
                                                               =============
Net assets consist of:
  Paid-in capital                                              $ 355,307,501
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  67,272,289
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             13,457,866
  Accumulated undistributed net investment income                    537,831
                                                               -------------
      Total                                                    $ 436,575,487
                                                               =============
Shares of beneficial interest outstanding                       23,793,801
                                                                ==========
Net asset value, offering price, and redemption price per
  share (net assets / shares of beneficial interest
  outstanding)                                                    $18.35
                                                                  ======
See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended June 30, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 1,715,465
    Interest                                                           382,174
    Foreign taxes withheld                                             (13,451)
                                                                   -----------
      Total investment income                                      $ 2,084,188
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,318,802
    Trustees' compensation                                               1,017
    Shareholder servicing agent fee                                     61,542
    Administration fee                                                  26,325
    Auditing fees                                                        8,250
    Printing                                                            58,666
    Legal fees                                                             679
    Custodian fee                                                       60,882
    Amortization of organization expenses                                  911
    Miscellaneous                                                        3,394
    Interest expense                                                     2,666
                                                                   -----------
      Total expenses                                               $ 1,543,134
    Fees paid indirectly                                                (3,243)
                                                                   -----------
      Net expenses                                                 $ 1,539,891
                                                                   -----------
        Net investment income                                      $   544,297
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $15,200,899
    Foreign currency transactions                                       (7,025)
                                                                   -----------
        Net realized gain on investments and foreign
         currency transactions                                     $15,193,874
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $42,325,231
    Translation of assets and liabilities in foreign currency           (1,902)
                                                                   -----------
        Net unrealized gain on investments and foreign
         currency translation                                      $42,323,329
                                                                   -----------
          Net realized and unrealized gain on investments
            and foreign currency                                   $57,517,203
                                                                   -----------
            Increase in net assets from operations                 $58,061,500
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                       Six Months Ended              Year Ended
                                                          June 30, 1998       December 31, 1997
                                                            (Unaudited)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $    544,297            $    611,791
  Net realized gain on investments and foreign
    currency transactions                                    15,193,874               7,534,897
  Net unrealized gain on investments and foreign
    currency translation                                     42,323,329              23,009,657
                                                           ------------            ------------
    Increase in net assets from operations                 $ 58,061,500            $ 31,156,345
                                                           ------------            ------------
Distributions declared to shareholders -
  From net investment income                               $   (587,939)           $     --
  From net realized gain on investments and
    foreign currency transactions                            (7,710,146)                 --
                                                           ------------            ------------
    Total distributions declared to shareholders           $ (8,298,085)           $     --
                                                           ------------            ------------
Net increase in net assets from Series share
    transactions                                           $100,967,213            $218,978,128
                                                           ------------            ------------
      Total increase in net assets                         $150,730,628            $250,134,473
Net assets:
  At beginning of period                                    285,844,859              35,710,386
                                                           ------------            ------------
  At end of period (including accumulated
    undistributed net investment income of
    $537,831 and $581,473, respectively)                   $436,575,487            $285,844,859
                                                           ============            ============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,           Period Ended
                                  Six Months Ended                   ------------------------------         December 31,
                                     June 30, 1998                    1997                   1996                  1995*
                                       (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $15.80                  $13.13                 $10.89                 $10.00
                                            ------                  ------                 ------                 ------

Income from investment operations# -
  Net investment income(S)                  $ 0.03                  $ 0.05                 $ 0.06                 $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                              2.92                    2.62                   2.37                   1.01
                                            ------                  ------                 ------                 ------
      Total from investment operations      $ 2.95                  $ 2.67                 $ 2.43                 $ 1.06
                                            ------                  ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                $(0.03)                 $ --                   $(0.02)                $(0.03)
  From net realized gain on
    investments and foreign currency
    transactions                             (0.37)                   --                    (0.16)                 (0.14)
  In excess of net realized gain on
    investments and foreign currency
    transactions                              --                      --                    (0.01)                  --
                                            ------                  ------                 ------                 ------
      Total distributions declared to
         shareholders                       $(0.40)                 $ --                   $(0.19)                $(0.17)
                                            ------                  ------                 ------                 ------
Net asset value - end of period             $18.35                  $15.80                 $13.13                 $10.89
                                            ======                  ======                 ======                 ======
Total return                                18.85%++                20.26%                 22.33%                 10.62%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                   0.88%+##                0.92%                  1.00%                  1.00%+
  Net investment income                      0.31%+                  0.34%                  0.47%                  1.15%+
Portfolio turnover                             35%                     99%                    56%                    28%
Net assets at end of period (000
  omitted)                                $436,575                $285,845                $35,710                 $2,530

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) Prior to January 1, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)            $ --                    $ 0.06                 $ --                   $(0.08)
    Ratios (to average net assets):
      Expenses##                              --                     0.88%                  1.48%                  3.90%+
      Net investment income (loss)            --                     0.38%                   --                  (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which comprises the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 49 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $197,679,456 and $120,777,238, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $365,617,950
                                                                 ------------
Gross unrealized appreciation                                    $ 74,831,789
Gross unrealized depreciation                                      (7,558,804)
                                                                 ------------
    Net unrealized appreciation                                  $ 67,272,985
                                                                 ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                       Six Months Ended June 30, 1998        Year Ended December 31, 1997
                                    ---------------------------------   ----------------------------------
                                            Shares             Amount           Shares             Amount
------------------------------------------------------------------------------------------------------------
Shares sold                              7,030,096       $123,560,961       20,904,749       $305,485,116
Shares issued to shareholders in
  reinvestment
  of distributions                         472,019          8,298,084         --                --
Shares reacquired                       (1,803,222)       (30,891,832)      (5,529,553)       (86,506,988)
                                        ----------       ------------       ----------       ------------
    Net increase                         5,698,893       $100,967,213       15,375,196       $218,978,128
                                        ==========       ============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $440.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, the Series owned the following restricted securities (constituting 0.25% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

Description              Date of Acquisition      Share Amount              Cost             Value
--------------------------------------------------------------------------------------------------
Jarvis Hotels PLC           6/21/96 - 1/5/98           375,800          $987,356        $1,078,156

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                VFR-3 8/98 83.5M